EXHIBIT 10.6

                                 AMENDMENT NO. 4
                                   AND CONSENT
                          Dated as of December 15, 1998
                                       to
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                          Dated as of October 17, 1997

         This Amendment No. 4 and Consent ("Agreement") dated as of December 15, 1998 is entered into among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("ASDC"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/KRATZ-WILDE MACHINE COMPANY, a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), APEX MANUFACTURING, INC., an Arizona corporation ("Apex"), CARIBE AVIATION, INC., a Florida corporation ("Caribe"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AERO CORPORATION, a Florida corporation "Aero Florida"), and AERO CORP MACON, INC., a Delaware corporation ("Aero Macon")(ASDC, Aerocell, Kratz-Wilde, Whitehall, TIMCO, Apex, Caribe, Design, Aero Florida and Aero Macon being collectively referred to as the "Borrowers" and each individually, a "Borrower") and the "Lenders" (as defined in the Credit Agreement identified below) signatory hereto. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENT:

         WHEREAS, the Borrowers, Citicorp USA, Inc., as Agent, and certain financial institutions, as Lenders and Issuing Bank, are parties to that certain Third Amended and Restated Credit Agreement dated as of October 17, 1997, as heretofore amended (the "Credit Agreement");

         WHEREAS, Parent has heretofore (i) effected certain changes in its corporate structure as permitted by certain consents heretofore delivered under the terms of the Credit Agreement and that certain Amendment No. 2 and Consent dated as of September 18, 1998 ("Amendment No. 2"), and (ii) incurred certain Indebtedness under senior subordinated notes issued pursuant to a certain Indenture dated as of February 17, 1998 (the "Indenture"), which Indebtedness is guaranteed by the Borrowers and the Guarantors, as permitted by certain consents heretofore delivered under the terms of the Credit Agreement;

         WHEREAS, Parent intends to (i) effect certain additional changes in its corporate structure pursuant to which it is intended that (a) Parent will form a new Delaware corporation as a wholly-owned Subsidiary of Parent ("AVS Property Management"), (b) Whitehall and AVS Property Management will organize a new Delaware limited partnership ("AVSRE, Ltd.") in which Whitehall will hold a 99% limited partnership interest and AVS Property Management will hold a 1% general partnership interest, (c) Whitehall will transfer title to all of its Property (real and personal) located in the State of Texas to AVSRE, Ltd., and (d) Aero Florida and Aero Macon will merge with and into TIMCO and (ii) complete the transfer of the issued and outstanding Capital Stock of Aero Hushkit Corporation by Whitehall to Leasing Affiliate or a Subsidiary thereof as contemplated by the consent granted in Amendment No. 2;

         WHEREAS, Parent may issue additional senior subordinated notes under the Indenture in an aggregate amount of up to $85,000,000 thereby increasing the principal amount of Indebtedness outstanding under the Indenture to an aggregate of up to $250,000,000, which increased Indebtedness will be guaranteed by the Borrowers and Guarantors on the same terms and conditions that the Indebtedness outstanding under the Indenture heretofore has been guaranteed thereby;

         WHEREAS, Parent is entering into a certain synthetic lease transaction pursuant to which Parent, the Borrowers and the Guarantors will be required to execute and deliver certain unsecured guarantees of obligations incurred in connection therewith;

         WHEREAS, Parent requires Restricted Junior Payments from its Subsidiaries to enable it to meet its obligations (i) with respect to Indebtedness outstanding under the Indenture as the same may be amended or supplemented to increase the Indebtedness issued thereunder as aforesaid and
(ii) under the lease agreement to be executed and delivered in connection with the above-described synthetic lease transaction;

         WHEREAS, Parent and the Borrowers have requested that the Credit Agreement be amended to permit the foregoing and the transactions attendant to the synthetic lease be afforded a consent by the Requisite Lenders;

         WHEREAS, ASDC intends to transfer all of its Receivables existing on December 31, 1998 to Aerocell in exchange for a promissory note payable by Aerocell to ASDC and the Borrowers have requested the consent of the Requisite Lenders to such transfer;

         WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth below in SECTION 1 and the Lenders a party hereto have agreed to consent to certain matters as set forth below in SECTION 2, in each instance, subject to the terms and conditions stated herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of December 15, 1998, subject to the satisfaction of the conditions precedent set forth in
SECTION 3 hereof, the Credit Agreement is hereby amended as follows:

         1.1 SECTION 1.01 is amended to add the following definitions thereto:

         "SENIOR SUBORDINATED NOTES" means the 8-1/8% Senior Subordinated Notes due 2008 in an aggregate principal amount of up to $250,000,000 issued by the Parent under that certain Indenture dated as of February 17, 1998, as the same may be amended or supplemented with respect to the principal amount of Indebtedness issued thereunder, between the Parent and SunTrust Bank, Central Florida, National Association, as trustee.

         "SENIOR SUBORDINATED NOTES GUARANTIES" means, collectively, the unsecured guaranties of payment of the Senior Subordinated Notes executed by the Borrowers and Guarantors.

         "TROL DOCUMENTS" means, collectively, the TROL Guaranties, TROL Participation Agreement, TROL Lease, Agency Agreement between the Parent, as construction agent and First Security Bank, National Association, as owner trustee under the Aviation Sales Trust 1998-1, as lessor, and Credit Agreement among First Security Bank, National Association, as owner trustee for the Aviation Sales Trust 1998-1, as borrower, the lender parties thereto and NationsBank, National Association as administrative agent for such lender parties, in each instance dated as of December 16, 1998.

         "TROL GUARANTIES" means, collectively, (i) the unsecured guaranties of payment of certain Indebtedness evidenced by Series A Notes issued by First Security Bank, National Association, as trustee under Aviation Sales Trust 1998-1, a trust formed under the laws of the State of Florida, executed and delivered by Parent, Borrowers and all of the other Subsidiaries of the Parent, with the exception of Aviation Sales Company FSC, Ltd. and Aviation Sales SPS I, Inc., and (ii) the unsecured guaranty of payment and performance of Parent's obligations under the TROL Lease executed and delivered by the Borrowers and such other Subsidiaries of the Parent, in each instance, in the form attached hereto as EXHIBIT O and made a part hereof.

         "TROL LEASE" means a lease agreement in the form attached hereto as EXHIBIT P and made a part hereof entered into by and between Parent, as lessee, and First Security

         Bank, National Association, as trustee under Aviation Sales Trust 1998-1, a trust formed under the laws of the State of Florida, as lessor.

         "TROL PARTICIPATION AGREEMENT" means an agreement in the form attached hereto as EXHIBIT Q and made a part hereof executed and delivered by Parent.

         1.2 SECTION 10.05 is amended to delete CLAUSE (E) thereof in its entirety and substitute the following therefor:

         (e) Accommodation Obligations evidenced by the Senior Subordinated Notes Guaranties and the TROL Guaranties; and

         (f) in addition to the Accommodation Obligations permitted by CLAUSES
         (A) through (E) above, other unsecured Accommodation Obligations in an aggregate amount not to exceed $1,000,000 at any time outstanding.

         1.3 SECTION 10.06 is amended to (i) delete the reference to "Intentionally omitted" at CLAUSE (D) thereof and substitute the following therefor:

         (d) dividends or other distributions (directly or indirectly) from Subsidiaries of the Parent to the Parent in such amounts and at such times as are required to enable the Parent to meet (i) its obligations under the Senior Subordinated Notes and (ii) its lease, guaranty, and other obligations under the TROL Lease, the TROL Guaranty executed and delivered by it, and the TROL Participation Agreement, respectively; and

and (ii) to delete the proviso at the end of such SECTION 10.06 in its entirety and substitute the following therefor:

         PROVIDED, HOWEVER, the Restricted Junior Payments described in CLAUSES
         (A), (D) and (E) above shall not be permitted after the occurrence and during the continuance of an Event of Default or a Potential Event of Default or if an Event of Default or a Potential Event of Default would result therefrom.

         1.4 SECTION 10.17(F) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

         (f) grant or suffer to exist any Lien against any property or asset of the Parent other than Liens securing the Obligations and an assignment of its leasehold interest under the TROL Lease to secure its obligations under the TROL Documents.

         1.5 SECTION 12.01(E) is amended to add the following as CLAUSE (IV) thereof:

         (iv) Any "Event of Default" as defined in the Indenture or any TROL Document shall occur and be continuing.

         SECTION 2. CONSENTS AND WAIVER. The Lenders a party hereto hereby:

         2.1 Consent to ASOC's transfer all of its Receivables existing on December 31, 1998 to Aerocell in exchange for a promissory note payable by Aerocell to ASOC; PROVIDED, THAT all Receivables transferred to Aerocell by ASOC are transferred back to ASOC on or before January 5, 1999 subject to no Lien and written confirmation thereof is delivered to the Agent on the date of such transfer;

         2.2 Consent to the completion of the transfer of the issued and outstanding Capital Stock of Aero Hushkit Corporation by Whitehall to Leasing Affiliate or a Subsidiary thereof as contemplated by the consent granted in Amendment No. 2 by December 31, 1998 and waive any rights and remedies that might otherwise arise under the terms of Amendment No. 2 with respect to the failure to complete such transfer within the period required under the terms of Amendment No. 2;

         2.3 Consent to the formation of AVS Property Management by Parent as a wholly-owned Subsidiary of the Parent and the formation by AVS Property Management and Whitehall of AVSRE, Ltd., as a Delaware limited partnership with Whitehall holding a 99% limited partnership interest therein and AVS Property Management holding a 1% general partnership interest therein;

         2.4 Consent to (a) the transfer by Whitehall of all of its right, title and interest in and to all of its Property (real and personal) located in the State of Texas to AVSRE, Ltd. in exchange for its partnership interest therein; PROVIDED THAT all of the Lenders execute and deliver this Agreement as and when provided in Section 3 below, and (b) the Investment by AVS Property Management of an amount equal to 1% of the value of the aforesaid Property of Whitehall in AVSRE, Ltd. in exchange for its partnership interest therein;

         2.5 Consent to the merger of Aero Florida and Aero Macon with and into TIMCO by December 31, 1998 and waive the requirement under SECTION 10.14 of the Credit Agreement for sixty (60) days prior written notice of a change in the name of TIMCO PROVIDED THAT any such change is made in connection with the changes in corporate structure described in this Agreement and the Agent receives written notice thereof at least five (5) Business Days prior to such change becoming effective;

         2.6 Consent to the Borrowers and Guarantors entering into the TROL Guaranties notwithstanding any provision to the contrary contained in Credit Agreement or the guaranty agreement executed and delivered to the Agent in connection with any Guarantor's guarantee of payment and performance of the Obligations;

         2.7 Consent to the Parent's incurrence of up to $85,000,000 of additional Indebtedness under the Indenture and the Borrowers' and Guarantors' guarantee thereof; PROVIDED THAT the aggregate principal amount of Indebtedness issued under the Indenture does not exceed $250,000,000; and

         2.8 Waive any rights and remedies that might otherwise arise under the terms of the Credit Agreement or other Loan Document executed and delivered by the Borrowers and Guarantors with respect to the making of a Restricted Junior Payment to Parent to enable it to pay interest on the Senior Subordinated Notes which was due August 15, 1998.

         SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall become effective as of December 15, 1998, if, and only if the Agent shall have received (i) on or before December 16, 1998, (a) a facsimile or original executed copy of this Agreement executed by the Parent, each Borrower and the Requisite Lenders (except with respect to the consent set forth in Section 2.4(a) which requires the consent of all Lenders), (b) a Reaffirmation Agreement, in form and substance satisfactory to the Agent, executed by each of the Guarantors which are Subsidiaries of the Parent or a Borrower, and (c) corporate resolutions and a secretary's certificate with respect thereto for each of the Borrowers and Guarantors a party to this Agreement or the aforesaid Reaffirmation Agreement authorizing the execution and delivery of such agreements on behalf of such Persons, (ii) on December 17, 1998, a fully executed facsimile or original executed copy of an Intercreditor Agreement in the form attached hereto as EXHIBIT 1 and made a part hereof and a certificate, signed by the Chief Financial Officer of the Parent, in the form attached hereto as EXHIBIT 2 and (iii) promptly upon the formation of AVS Property Management and AVSRE, Ltd., guarantees of the Obligations and related security agreements, mortgages, UCC financing statements, and other Loan Documents as the Agent shall designate in substantially the form of the like agreements executed and delivered by the Guarantors and the Borrowers executed and delivered by AVS Property Management and AVSRE, Ltd.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant as follows:

         4.1 This Agreement and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

         4.2 No Event of Default or Potential Event of Default exists, except as referenced in Sections 2.5 and 2.8 above, or would result from any of the transactions contemplated by this Agreement.

         4.3 Upon the effectiveness of this Agreement, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Agreement becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

         SECTION 5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

         5.1 Upon the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         5.2 Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5.3 The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 8. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVIATION SALES DISTRIBUTION                                   AEROCELL STRUCTURES, INC.
SERVICES COMPANY

By                                                            By
  ----------------------------------                            ---------------------------------
  Joseph E. Civiletto                                           Joseph E. Civiletto
  Chief Financial Officer                                       Chief Financial Officer

AVS/KRATZ-WILDE MACHINE COMPANY                               WHITEHALL CORPORATION

By                                                            By
  ----------------------------------                            ---------------------------------
  Joseph E. Civiletto                                           Joseph E. Civiletto
  Chief Financial Officer                                       Chief Financial Officer

TRIAD INTERNATIONAL MAINTENANCE                               APEX MANUFACTURING, INC.
CORPORATION

By                                                            By
  ----------------------------------                            ---------------------------------
  Joseph E. Civiletto                                           Joseph E. Civiletto
  Chief Financial Officer                                       Chief Financial Officer

AIRCRAFT INTERIOR DESIGN, INC.                                CARIBE AVIATION, INC.

By                                                            By
  ----------------------------------                            ---------------------------------
  Joseph E. Civiletto                                           Joseph E. Civiletto
  Chief Financial Officer                                       Chief Financial Officer


AERO CORPORATION                                              AERO CORP MACON, INC.

By                                                            By
  ----------------------------------                            ---------------------------------
  Joseph E. Civiletto                                           Joseph E. Civiletto
  Chief Financial Officer                                       Chief Financial Officer

AVIATION SALES COMPANY

By
  ----------------------------------
  Joseph E. Civiletto
  Chief Financial Officer

CITICORP USA, INC.                                            HELLER FINANCIAL, INC.

By                                                            By
  ----------------------------------                            ---------------------------------
  Shapleigh B. Smith                                            Albert J. Forzano
  Attorney-in-Fact                                              Vice President

CONGRESS FINANCIAL CORPORATION                                NATIONAL CITY COMMERCIAL
                                                              FINANCE, INC.

By                                                            By
  ----------------------------------                            ---------------------------------
  Name:                                                         Name:
  Title:                                                        Title:

FIRST UNION COMMERCIAL                                        CREDIT LYONNAIS, ATLANTA
CORPORATION                                                   AGENCY


By                                                            By
  ----------------------------------                            ---------------------------------
  Terri K. Lins                                                 David M. Cawrse
  Vice President                                                First Vice President & Manager


IBJ SCHRODER BUSINESS CREDIT                                  BANKBOSTON, N.A.
CORPORATION

By                                                            By
  ----------------------------------                            ---------------------------------
  Thomas M. Bayer                                               Tony Zhang
  Executive Vice President                                      Vice President

SUNTRUST BANK, MIAMI, N.A.                                    BANKATLANTIC

By                                                            By
  ----------------------------------                            ---------------------------------
  Carol F. Fine                                                 Ana C. Bolduc
  Vice President                                                Senior Vice President

THE INTERNATIONAL BANK OF                                     NATIONAL BANK OF CANADA
MIAMI, N.A.                                                   A Canadian Chartered Bank

By                                                            By
  ----------------------------------                            ---------------------------------
  Caridad C. Errazquin                                          Frank H. D'Alto
  Vice President                                                Vice President
  Trade Finance Division

By
  ----------------------------------
  Michael S. Bloomenfeld
  Vice President & Manager

MERCANTILE BUSINESS CREDIT, INC.                                CITIZENS BUSINESS CREDIT
                                                                COMPANY

By                                                            By
  ----------------------------------                            ---------------------------------


  Robert H. Newman                                              Ralph L. Letner
  Senior Vice President                                         Vice President

AMSOUTH BANK                                                  PNC BANK NATIONAL ASSOCIATION

By                                                            By
  ----------------------------------                            ---------------------------------
  Joseph Huston                                                 Colleen A. Logan
  Attorney-in-Fact                                              Vice President

                                       13